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                      FIFTH AMENDMENT TO AMENDED AND RESTATED
                                 CREDIT AGREEMENT


       THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the "Fifth Amendment") is made and dated as of the 13th day of March, 2000, by and among SANWA BANK CALIFORNIA ("Sanwa") and IMPERIAL BANK, as the current Lenders under the Credit Agreement referred to below (and as the term "Lenders" and capitalized terms not otherwise defined herein are used in the Credit Agreement), SANWA, in its capacity as Agent for the Lenders, and EQUITY MARKETING, INC., a Delaware corporation (the "Company").

                                      RECITALS

       A. Pursuant to that certain Amended and Restated Credit Agreement dated as of December 10, 1998, by and among the Agent, the Lenders and the Company (as amended from time to time, the "Credit Agreement"), the Lenders agreed to extend credit to the Company on the terms and subject to the conditions set forth therein.

       B. The Company, the Agent and the Lenders desire to modify the Credit Agreement in certain respects as set forth more particularly below.

       NOW, THEREFORE, in consideration of the foregoing Recitals and for other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree that effective as of the Effective Date (as that term is defined in Paragraph 9 below):

                                     AGREEMENT

       1. MODIFICATION OF MATURITY DATE. The term "Maturity Date" set forth in Paragraph 12 of the Credit Agreement is hereby amended to read in its entirety as follows:

              "'MATURITY DATE' shall mean the earlier of: (a) June 30, 2001, and (b) the date the Lenders terminate their obligation to make further Loans hereunder pursuant to PARAGRAPH 9 above."

       2.     COLLATERAL COVERAGE REQUIREMENTS.

              (a) The definition of the term "Borrowing Base" set forth in Paragraph 12 of the Credit Agreement is hereby amended to read in its entirety as follows:

              "'BORROWING BASE' shall mean at any date all Eligible Accounts and all Eligible Inventory included in the calculation of the Collateral Value of the Borrowing Base at such date and, if but only if at such date the RSI Note qualifies as an Eligible Instrument, the RSI Note."


              (b) The definition of the term "Collateral Value of the Borrowing Base" set forth in Paragraph 12 of the Credit Agreement is hereby amended to read in its entirety as follows:

              "'COLLATERAL VALUE OF THE BORROWING BASE' shall mean at any date the sum of:


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                     (a)    Eighty percent (80%) of the outstanding
       principal balance of Eligible Accounts included in the Borrowing Base at such date; plus

                     (b) The lesser of: (1) sixty-five percent (65%) of the Inventory Value of Eligible Inventory included in the Borrowing Base at such date; and (2) $4,500,000.00, plus

                     (c) Fifty percent (50%) of the outstanding principal balance of the RSI Note."

              (c) A new definition of "RSI Note" is hereby added, in correct alphabetical order, to Paragraph 12 of the Credit Agreement to read in its entirety as follows:

              "'RSI NOTE' shall mean that certain Promissory Note dated February 9, 2000 issued by Restaurant Services, Inc. in favor of the Company in the original principal amount of $17,466,201.54, as the same may be amended, extended or replaced from time to time."

              (d) A new definition of "RSI Sale and Assignment Agreement" is hereby added, in correct alphabetical order, to Paragraph 12 of the Credit Agreement to read in its entirety as follows:

              "'RSI SALE AND ASSIGNMENT AGREEMENT' shall mean that certain Sale and Assignment Agreement dated as of February 9, 2000 between Restaurant Services, Inc. and the Company."

              (e) A new definition of "Eligible Instrument" is hereby added, in correct alphabetical order, to Paragraph 12 of the Credit Agreement to read in its entirety as follows:

              "'ELIGIBLE INSTRUMENT' shall mean an instrument owned by the Company for which each of the following statements is accurate and complete (and the Company by including such instrument in any computation of the Collateral Value of the Borrowing Base shall be deemed to represent and warrant to the Agent and the Lenders that such statements are accurate and complete in all material respects):


                     (a) Said instrument is a binding and valid obligation of the obligor thereon, in full force and effect and enforceable in accordance with its terms;

                     (b) Said instrument is genuine, in all respects as appearing on its face or as represented in the books and records of the Company, and all information set forth therein is true and correct;

                     (c) Said instrument is free of all defaults, counterclaims, offsets and defenses and from any rescission, cancellation or avoidance, and all right thereof, whether by operation of law or otherwise;

                     (d) Said instrument contains the entire agreement of the parties thereto with respect to the subject matter thereof, has not been modified or amended in any respect, and is free of concessions or understandings with the obligor thereon of any kind not disclosed to the Agent in writing;


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                     (e)    Said instrument is, and at all times will be, free
       and clear of all liens, encumbrances, charges, rights and interests of any kind, except in favor of the Agent on behalf of the Lenders;

                     (f) There is but one original executed copy of said instrument and the same has been delivered to the Agent, endorsed in blank or by allonge; and

                     (g) The Agent holds for the benefit of the Lenders a first priority perfected security interest in said instrument and there has been assigned to the Agent for the benefit of the Lenders all rights, if any, of the payee thereunder to any and all real and personal property (tangible and intangible) securing such instrument and any and all guaranties or other forms of credit support therefor.

       It is expressly acknowledged and agreed by the Agent and the Lenders that each representation and warranty made by the Company that the RSI Note is an 'Eligible Instrument' is subject to the fact that the principal and installment amounts payable under the RSI Note may be reduced pursuant to the last sentence of Section 7 of the RSI Sale and Assignment Agreement and that the existence of such contractual right of reduction, or any reduction of any principal or installment amounts payable on the RSI Note pursuant thereto, shall not cause the representations and warranties set forth in subparagraphs (c) and (d) above to be deemed inaccurate or incomplete."

              (f) The form of Borrowing Base Certificate attached to the Credit Agreement as EXHIBIT M is hereby amended and replaced by a certificate in the form of that attached hereto as REPLACEMENT EXHIBIT M.

       3.     MODIFICATION OF FINANCIAL COVENANTS.


              (a) Paragraph 8(i) of the Credit Agreement is hereby amended to read in its entirety as follows:

                     "8(i) MINIMUM TANGIBLE NET WORTH. Permit the Company's consolidated Tangible Net Worth at the end of any fiscal quarter, commencing with the fiscal quarter ending March 31, 2000, to be less than
       (1) $17,000,000, plus (2) seventy five percent (75%) of consolidated Net Profit After Taxes for each fiscal quarter, determined at the end of each fiscal quarter beginning with the fiscal quarter ending June 30, 2000 and with no deduction for losses."

               (b) Paragraph 8(j) of the Credit Agreement is hereby amended to read in its entirety as follows:

                    "8(j)     RATIO OF TOTAL LIABILITIES TO TANGIBLE NET WORTH.
          Permit the Company's ratio of consolidated Total Liabilities to consolidated Tangible Net Worth at the end of any fiscal quarter, commencing with the fiscal quarter ending March 31, 2000, to be greater than 2.50:1.00"

          4. ADDITION OF LETTER OF CREDIT SUBLIMIT. The first sentence of Paragraph 2(b) of the Credit Agreement is hereby amended to read in its entirety as follows:


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          "On the terms and subject to the conditions set forth herein, Sanwa shall from time to time from and after the Effective Date, issue its letters of credit (a "New Letter of Credit" and, collectively, the "New Letters of Credit") for the account of the Company in an amount which when added to the aggregate amount of Loans outstanding hereunder and the aggregate amount of other Outstanding New Letters of Credit, Pre-Existing Letters of Credit and unpaid L/C Drawings will not exceed the Credit Limit; provided, however, that in no event may the aggregate amount of all Outstanding Letters of Credit exceed $5,000,000.00."

          5. ADDITIONAL REPORTING REQUIREMENTS. Paragraph 7(b) of the Credit Agreement is hereby amended to delete the word "and" appearing immediately after the semi-colon at the end of subparagraph (5) thereof, to renumber subparagraph (6) as subparagraph (8) and to insert new subparagraphs
(6) and (7) to read in their entirety as follows:

               "(6) Promptly upon becoming aware of the same, notice of the occurrence of any "Event of Default" under (and as that term is defined in) the RSI Note;

               (7) No later than the close of business of the Company on the Business Day next succeeding the date such prepayment is received, notice of the dollar amount of any prepayment of principal on the RSI Note; and"

          6. ADDITIONAL REPRESENTATIONS AND WARRANTIES. A new Paragraph 6(u) is hereby added to the Credit Agreement to read in its entirety as follows:

               "6(u)     RSI SALE AND ASSIGNMENT AGREEMENT.  An accurate and
          complete excerpt of Section 7 of the RSI Sale and Assignment Agreement has been provided to the Agent and the Lenders. Section 7 of the RSI Sale and Assignment Agreement is the sole provision thereof which provides to RSI any right to reduce any amounts payable thereunder the RSI Note or for RSI to otherwise assert rights of counterclaim or offset against amounts payable thereunder, and there are no other documents, instruments or agreements which provide any such rights."

          7. ADDITIONAL NEGATIVE COVENANT. A new Paragraph 8(v) is hereby added to the Credit Agreement to read in its entirety as follows:

               "8(v)     RSI SALE AND ASSIGNMENT AGREEMENT.  The Company will
          not consent to or acquiese in any waiver, amendment or other modification of any term or provision of the RSI Sale and Assignment Agreement (other than as contemplated by Section 7 threof) from the form in which originally executed without the prior written consent of the Agent and the Lenders."

          8. REAFFIRMATION OF SECURITY AGREEMENT. The Company hereby affirms and agrees that: (a) the execution and delivery by the Company of and the performance of its obligations under this Fifth Amendment shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Company or the rights of the Secured Parties under the Security Agreement or any other document or instrument made or given by the Company in connection therewith, (b) the term "Obligations" as used in the Security Agreement includes, without limitation, the Obligations of the Company under the Credit Agreement as amended hereby and (c) the Security Agreement remains in full force and effect.

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          9.   EFFECTIVE DATE.  This Fifth Amendment shall be effective as of the date (the "Effective Date") that the Agent receives the following:

               (a) Duly executed signature pages for this Fifth Amendment from each party hereto;

               (b) A reaffirmation of guaranty and security agreement in form and substance acceptable to the Agent and the Lenders, duly executed by each of Corinthian Marketing, Inc. and Equity Marketing Hong Kong, Ltd.;

               (c) For distribution to the Lenders in accordance with their respective Percentage Shares, an amendment fee in the aggregate amount of $31,250.00;

               (d) A copy of corporate resolutions from the Company, certified by a Secretary or an Assistant Secretary of the Company, authorizing the execution, delivery and performance of this Fifth Amendment by the Company, and an incumbency certificate identifying the officers of the Company authorized to execute this Fifth Amendment on behalf of the Company; and

               (e) Such other resolutions, incumbency certificates, good standing certificates and other documents, instruments and agreements as the Agent may reasonably request.

          10. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to the Agent and the Lenders as follows:

               (a) The Company has the corporate power and authority and the legal right to execute, deliver and perform this Fifth Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Fifth Amendment. This Fifth Amendment has been duly executed and delivered on behalf of the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the rights of creditors generally and the effect of equitable principles whether applied in an action at law or a suit in equity.

               (b) At and as of the date of execution hereof and at and as of the Effective Date of this Fifth Amendment and both prior to and after giving effect hereto: (i) the representations and warranties of the Company contained in the Credit Agreement and the other Loan Documents are accurate and complete in all material respects (except for such representations and warranties as are made as of a particular date, which the Company confirms were accurate and complete in all material respects as of the date made), and
(ii) there are no existing Events of Default or Potential Defaults.

          11. NO OTHER AMENDMENT. Except as expressly amended hereby, the Loan Documents shall remain in full force and effect as written and amended to date.

          12. COUNTERPARTS. This Fifth Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

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          IN WITNESS WHEREOF, the parties hereto have caused this Fifth
Amendment to be executed as of the day and year first above written.

                                          EQUITY MARKETING, INC.,
                                          a Delaware corporation



                                          By:    /s/ Teresa Covington
                                                 ------------------------------
                                          Name:  Teresa Covington
                                                 ------------------------------
                                          Title: Vice President, Finance
                                                 -----------------------------


                                          SANWA BANK CALIFORNIA, as Agent and as
                                          a Lender



                                          By     /s/ Judy Tu
                                                 ------------------------------
                                          Name:  Judy Tu
                                                 ------------------------------
                                          Title: Commercial Banking Officer
                                                 ------------------------------


                                          IMPERIAL BANK, as a Lender



                                          By /s/ Jennifer Huang
                                            -----------------------------------
                                            Jennifer Huang, Commercial Loan
                                            Officer